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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 26, 2002

THE SEIBELS BRUCE GROUP, INC.
(Exact name of registrant as specified in its charter)

South Carolina	0-8804	57-0672136
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1501 Lady Street (Post Office Box One), Columbia, South Carolina 29201(2)
(Address of principal executive offices)

Registrant's telephone number, including area code (803) 748-2000

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS

        On August 26, 2002, The Seibels Bruce Group, Inc. (the "Company") issued a press release announcing the imposition of restrictions on its subsidiary Consolidated American Insurance Company in the state of Arizona. A copy of the Company's press release is attached to this Current Report on Form 8-K as Exhibit 99.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99	Press Release dated August 26, 2002.

SIGNATURES

        Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE SEIBELS BRUCE GROUP, INC.
(Registrant)
Date: August 26, 2002	By:	/s/ MATTHEW P. MCCLURE Matthew P. McClure Corporate Secretary

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  ITEM 5. OTHER EVENTS
  ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES